MANAGER, FOUNDER AND INVESTMENT ADVISER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Gary C. Cornia
   William L. Ensign
   Diana P. Herrmann
   Anne J. Mills

OFFICERS
   Diana P. Herrmann, President
   Jerry G. McGrew, Senior Vice President
   Kimball L. Young, Senior Vice President
   and Co-Portfolio Manager
   Thomas S. Albright, Vice President
   and Co-Portfolio Manager
   M. Kayleen Willis, Assistant Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

JUNE 30, 2002

[Logo of Tax-Free Fund for Utah: a rectangle containing desert boulders with the sun rising behind them]

                                TAX-FREE FUND FOR
                                      UTAH

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Fund for Utah: a rectangle containing desert boulders with the sun rising behind them]

                       SERVING UTAH INVESTORS FOR A DECADE

                             TAX-FREE FUND FOR UTAH
                                  ANNUAL REPORT

                               "POSITIVE RETURNS"

                                                                 August 21, 2002

Dear Fellow Shareholder:

     Lately, it is difficult to go through even a single day without hearing some unsettling news - the stock market is down again, a new terror alert is issued, etc., etc. In fact, in most people's viewpoint, it is pretty "ugly" out there in terms of the securities markets.

     By contrast, we are pleased to provide you with some good news in the form of this latest Annual Report for Tax-Free Fund For Utah. Your investment in the Fund continues to provide you and all other shareholders with a POSITIVE RETURN.

* Every month you receive a dividend either through a cash payment or a statement of reinvestment. This distributed return has been positive each month and is DOUBLE TAX-FREE to you and all of the Fund's shareholders. Considering all the negative returns that are a product of the securities markets these days, that's pretty good. When you equate this DOUBLE TAX-FREE return to a taxable return, using the 28% tax bracket, it would be equivalent to a 7% return on your money.

* Additionally, although the share price of the Fund can and will vary depending upon market conditions, we strive to manage your investment to keep fluctuations relatively moderate. During the latest fiscal year from July 1, 2001 to June 30, 2002, the share price actually increased from $9.65 to $9.85. This share price increase may seem to be relatively modest in nature. However, considering the world out there, it is indeed pleasant to get any INCREASE in price in addition to the POSITIVE RETURN of the dividends.

* The Fund has continued to be a source of good over this past fiscal year through the municipal bond holdings in its portfolio. The municipal bonds in the Fund have helped communities throughout the entire state of Utah to build and renovate a variety of public purpose projects. The roads, schools, hospitals, airports, and other projects that have been financed by the Fund have benefited all shareholders, as well as the entire citizenry of the state of Utah.

THE FUND'S STRATEGY

     How have we been able to produce these results during a time when many other funds and organizations are struggling?

     We believe it comes down to the Fund's strategy of providing a portfolio of quality, intermediate maturity securities, and diversification.

     We have always taken the approach of having the Fund comprised of high-quality securities. In fact, the Fund's prospectus specifically limits the portfolio manager to investing in investment grade bonds or equivalent, those which are within the top four credit ratings - AAA, AA, A and BBB. In practice, 86.8% of the portfolio is invested in the top two categories - AAA AND AA. Historically, these higher quality bonds have experienced fewer problems and lesser fluctuation than those outside of our investment universe.

     We believe that having a portfolio which is intermediate in its maturity tends to moderate the fluctuation in share price for the Fund. We, therefore, strive to structure the Fund's portfolio so that some of the bonds have maturities of 1 year, while others have maturities of 20 - 25 years, but the overall average is 14 years. This helps us to keep the value of your investment stable. Moreover, it ensures that the capital of your investment is basically there when you need it.

     Furthermore, the investments of your Fund are geographically spread over a diverse group of projects. As of June 30, 2002, Tax-Free Fund For Utah had approximately 110 securities in its portfolio. These were spread over the entire state and thus were not overly concentrated. This approach has two benefits. One is avoiding any adverse effect to the share value in the remote event that any particular bond had a problem. Second, it helps build and renovate the various kinds of municipal projects that help citizens throughout the state.

APPRECIATION

     Management of the Fund will continue to strive to do the kind of things that will provide you and other shareholders with the satisfaction that your investment is producing a POSITIVE RETURN for you, while providing you with a high level of confidence.

     We continue to value the support you have placed in the Fund through your investment.

                                   Sincerely,


/s/  Diana P. Herrann                        /s/  Lacy B. Herrmann
---------------------                        ----------------------
Diana P. Herrmann                            Lacy B. Herrmann
President                                    Chairman of the Board of Trustees

For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT). Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund For Utah at its inception in July, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

              Lehman Brothers Quality             Fund's Class A Shares
         Intermediate Municipal Bond Index        Without Sales Charge         With Sales Charge        Cost of Living Index
7/92                  $10,000                            $ 9,600                    $10,000                   $10,000
6/93                  $10,870                            $10,514                    $10,953                   $10,278
6/94                  $11,013                            $10,460                    $10,896                   $10,534
6/95                  $11,892                            $11,509                    $11,988                   $10,854
6/96                  $12,553                            $12,094                    $12,598                   $11,153
6/97                  $13,412                            $13,160                    $13,708                   $11,409
6/98                  $14,343                            $14,233                    $14,826                   $11,601
6/99                  $14,776                            $14,345                    $14,942                   $11,829
6/00                  $15,374                            $14,421                    $15,022                   $12,270
6/01                  $16,732                            $15,761                    $16,418                   $12,669
6/02                  $17,895                            $16,862                    $17,581                   $12,804

                                AVERAGE ANNUAL TOTAL RETURN
                              FOR PERIODS ENDED JUNE 30, 2002
                             ---------------------------------
                                                       SINCE
                             1 YEAR     5 YEARS      INCEPTION
                             ------     -------      ---------
Class A (7/24/92)
   With Sales Charge......   2.95%       4.31%          5.41%
   Without Sales Charge...   7.22        5.16           5.84
Class C (5/21/96)
   With CDSC..............   5.31        4.12           4.64
   Without CDSC...........   6.36        4.12           4.64
Class Y (5/21/96)
   No Sales Charge........   7.41        5.32           5.94
Lehman Index..............   6.95        5.94           6.04*  (Class A)
                                                        6.02** (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

*     From commencement of operations on 7/24/92.
**    From commencement of operations on 5/21/96.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     As mentioned in the report letter to shareholders, Tax-Free Fund For Utah continued to produce a positive return for its shareholders. However, looking at the events that unfolded over the past year, it is difficult to put it all into the proper perspective.

     The tragic events of September 11th; the anthrax scare; the war in Afghanistan; the escalation of hostilities and terror in the Middle East; a short-lived recession in our country; national and state budget deficits; wide spread panic in the stock market; and the collapse of confidence in corporate America. Financial scandals involving Enron, WorldCom, Tyco, and Arthur Andersen (to name just a few) have fueled this erosion of confidence and led to the elimination of tens of thousands of jobs nationwide.

     Among the good things that happened last year was the resounding success of the 2002 Olympic Winter Games in Salt Lake City. The Olympics really helped bring the country together and strengthen our patriotic resolve.

     The U.S. economy remains in the doldrums, but the underlying fundamentals are in place for gradual improvement through the rest of the year. Inflation, on an annualized basis, is a virtual "no-show", weighing in at less than 2.0% versus 2.8% in 2001.

     Interest rates have continued their dramatic decline, particularly short-term rates, responding to the Federal Reserve's unprecedented eleven rate reductions over the past year. In addition, there has been a recent "flight to quality" brought on by the extreme volatility in the domestic equity market and perilous international uncertainties. With the major stock market indices off in excess of 20% year to date, investors have been flocking to the safety and stability of bonds. Rates on ten-year AAA-rated municipal bonds have fallen from 4.50% to 3.80% over the past twelve months. The net asset value of shares in the Tax-Free Fund For Utah has risen from $9.65 on June 30, 2001 to $9.85 on June 30, 2002. The total return for the Fund for calendar year 2001 was +4.2%. For the six months ending June 30, 2002, total return was +5.2%. According to Morningstar, the Fund's year-to-date and 12 month total rates of return are higher than approximately 95% of its peer group.

     The investment objective of the Tax-Free Fund For Utah is to provide as high a level of double tax-exempt current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of solid fundamental, conservative portfolio management ideals. The Fund continues to maintain an average quality of "AA", with over 75% of the portfolio rated "AAA". The Fund's laddered maturity structure helps us manage price volatility. The portfolio has an average maturity of approximately 14.2 years and a duration of 5.9 years. We maintain a well-diversified portfolio of approximately 110 different issues, of which 99.1% are in Utah.

     With the national and local economies expected to be up modestly, we will keep a close watch for any signs of rising inflation. We will "stay the course" and manage the portfolio by taking advantage of opportunities in the Utah marketplace that are consistent with the investment objectives of the Fund.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund For Utah:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund For Utah, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund For Utah as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
------------
New York, New York
August 9, 2002

                             TAX-FREE FUND FOR UTAH
                            STATEMENT OF INVESTMENTS
                                  JUNE 30, 2002

                                                                             RATING
     FACE                                                                   MOODY'S/
    AMOUNT        GENERAL OBLIGATION BONDS (14.9%)                             S&P             VALUE
--------------    -----------------------------------------------------     ---------       ------------
                  CITY, COUNTY AND STATE (8.9%)
                  -----------------------------------------------------
                  American Fork City, Utah
$      610,000       5.00%, 12/01/14, FGIC Insured ....................       Aaa/NR        $    628,300
       645,000       5.00%, 12/01/15, FGIC Insured ....................       Aaa/NR             661,931
                  Brian Head, Utah
       405,000       6.50%, 03/15/24 ..................................       NR/NR*             441,450
                  Brigham City Utah Tax Allocation
       140,000       5.50%, 06/15/11, FSA Insured .....................       Aaa/AAA            148,225
                  Cedar City, Utah Special Assessment
       235,000       5.05%, 09/01/10 ..................................       NR/NR*             236,175
       215,000       5.20%, 09/01/11 ..................................       NR/NR*             216,613
                  Clearfield City, Utah
     2,095,000       5.125%, 02/01/18, MBIA Insured ...................       NR/AAA           2,129,044
                  Coral Canyon, Utah Spl. Svc. District
       580,000       5.70%, 07/15/18 ..................................       NR/NR*             577,825
                  Hurricane, Utah
       295,000       5.40%, 11/01/09, Asset Guaranty Insured ..........        NR/AA             322,656
                  St. George, Utah
       100,000       5.375%, 08/01/21, FGIC Insured ...................       Aaa/AAA            102,375
                  Salt Lake City, Utah
       120,000       5.75%, 06/15/17 ..................................       Aaa/NR             129,600
                                                                                            ------------
                                                                                               5,594,194
                                                                                            ------------
                  SCHOOL DISTRICT (6.0%)
                  -----------------------------------------------------
                  Alpine Utah School District
     1,000,000       5.25%, 03/15/12 ..................................       Aaa/NR           1,075,000
                  Davis County, Utah School District
       575,000       5.00%, 06/01/15 ..................................       Aaa/NR             600,156
       675,000       5.15%, 06/01/17 ..................................       Aaa/NR             701,156
                  Nebo, Utah School District
       440,000       5.50%, 07/01/11 ..................................       Aaa/AAA            484,000
                  Rich County, Utah School, School District
       120,000       5.50%, 12/15/09 ..................................       NR/NR*             125,550
                  Weber County, Utah School District
       750,000       5.00%, 06/15/18 ..................................       Aaa/NR             762,187
                                                                                            ------------
                                                                                               3,748,049
                                                                                            ------------
                     Total General Obligation Bonds ...................                        9,342,243
                                                                                            ------------


                  REVENUE BONDS (83.3%)
                  -----------------------------------------------------

                  EDUCATION (10.2%)
                  -----------------------------------------------------
                  Salt Lake County, Utah Westminster College Project
$      115,000       5.05%, 10/01/10 ..................................       NR/BBB        $    119,744
     1,000,000       5.75%, 10/01/27 ..................................       NR/BBB           1,001,250
                  Southern Utah University Revenue
       375,000       6.30%, 06/01/16 ..................................       NR/NR*             390,938
                  University of Utah Revenue Refunding,
                     (Biology Research Facilities),
       200,000       5.50%, 04/01/11, MBIA Insured ....................       Aaa/AAA            213,000
                  Utah State Board Regents Univ.
                     Utah-Aux. & Campus Rev.
       895,000       5.25%, 04/01/12, MBIA Insured ....................       Aaa/AAA            953,175
                  Utah State Board Regents Dixie St. College
       115,000       5.50%, 05/01/13, MBIA Insured ....................       NR/AAA             126,500
       120,000       5.50%, 05/01/14, MBIA Insured ....................       NR/AAA             130,800
       130,000       5.50%, 05/01/15, MBIA Insured ....................       NR/AAA             141,050
       400,000       5.10%, 05/01/21, MBIA Insured ....................       NR/AAA             401,500
                  Utah State Board Regents Office Fac. Revenue
       450,000       5.05%, 02/01/20, MBIA Insured ....................       NR/AAA             452,250
       360,000       5.125%, 02/01/22, MBIA Insured ...................       NR/AAA             360,450
                  Utah State Board Regents SLC Cmty. College
     1,260,000       5.50%, 06/01/16, FSA Insured .....................       NR/AAA           1,348,200
                  Weber St. University Utah Rev.
                     Student Facs. Sys. Series A
       300,000       5.10%, 04/01/16 ..................................        NR/AA             309,375
       425,000       5.25%, 04/01/19 ..................................        NR/AA             435,094
                                                                                            ------------
                                                                                               6,383,326
                                                                                            ------------
                  HEALTH (3.5%)
                  -----------------------------------------------------
                  Salt Lake City, Utah Hospital Revenue -
                     IHC Hospitals, Inc.
       160,000       6.25%, 02/15/23 ..................................       Aa2/AA+            163,432
                  Salt Lake County Utah Hospital Revenue -
                     IHC Hospitals, Inc
       500,000       5.50%, 05/15/13, AMBAC Insured ...................       Aaa/AA             545,625
                  Utah County, Utah Hospital Revenue,
                     IHC Health Services


$    1,500,000       5.25%, 08/15/21, MBIA Insured ....................       Aaa/AAA       $  1,516,875
                                                                                            ------------
                                                                                               2,225,932
                                                                                            ------------
                  HOUSING (10.1%)
                  -----------------------------------------------------
                  Colorado Housing Authority
       535,000       6.75%, 10/01/21 ..................................       Aa2/NR             598,531
                  Provo City Utah Housing Authority
       500,000       5.80%, 07/20/22, GNMA Collateralized .............       Aaa/NR             513,750
                  Utah State Housing Finance Agency
       295,000       5.00%, 07/01/09 Series F .........................       Aaa/AAA            310,856
        55,000       6.15%, 07/01/16 Senior Issue A-1 .................       Aaa/AAA             56,856
       565,000       6.00%, 07/01/17 ..................................       Aaa/AAA            581,950
                  Utah State Housing Finance Agency, Single Family
                     Housing Mortgage  Revenue
       115,000       7.25%, 07/01/11 Mezzanine Series G-1 .............       Aa2/AA             119,888
       115,000       6.60%, 07/01/11 Series E-1 .......................        NR/AA             119,600
       100,000       6.35%, 07/01/11 Series 1994C .....................       Aa2/NR             103,500
       415,000       6.90%, 07/01/12 Senior Issue B-2 .................       NR/AAA             423,300
       390,000       5.38%, 07/01/15 ..................................       Aaa/AAA            396,825
     1,000,000       5.65%, 07/01/16 Series 1994C .....................       Aaa/AAA          1,033,750
       225,000       5.40%, 07/01/16 ..................................       Aa2/AA             230,063
     1,000,000       5.50%, 07/01/18 ..................................       Aa3/AA-          1,017,500
       300,000       5.60%, 07/01/23 ..................................       Aa2/AA             303,000
       160,000       5.60%, 07/01/26 ..................................       Aaa/AAA            160,000
                  West Jordan, Utah Multi-Family Housing
       360,000       6.80%, 01/01/15, FSA Insured .....................       Aaa/AAA            375,300
                                                                                            ------------
                                                                                               6,344,669
                                                                                            ------------

                  INDUSTRIAL DEVELOPMENT & POLLUTION CONTROL (0.8%)
                  -----------------------------------------------------
                  Sandy City, Utah Industrial Development,
                     H Shirley Wright Project, Refunding Bonds,
                     LOC Olympus Bank,
       250,000       6.125%, 08/01/16 .................................       NR/AAA             260,630
                  Utah County Environmental Improvement Revenue
       250,000       5.05%, 11/01/17 ..................................      Baa1/BBB+           254,375
                                                                                            ------------
                                                                                                 515,005
                                                                                            ------------



                  LEASE (19.1%)
                  -----------------------------------------------------
                  Lehi, Utah Municipal Building Lease Revenue,
                     Building Revenue
$    1,020,000       5.50%, 06/15/15 AMBAC Insured ....................       Aaa/NR        $  1,092,675
                  Murray City, Utah Municipal Building Revenue
       270,000       5.05%, 12/01/15, AMBAC Insured ...................       Aaa/NR             281,475
                  Salt Lake County, Utah Municipal Building
                     Authority, Lease Revenue
       400,000       5.00%, 10/01/11, MBIA Insured ....................       Aaa/AAA            423,000
     1,120,000       6.00%, 10/15/14 ..................................       Aa1/AA           1,195,600
     3,850,000       5.20%, 10/15/20, AMBAC Insured ...................       Aaa/AAA          3,907,750
                  Sandy City, Utah Muni. Bldg. Auth.
       700,000       5.60%, 06/15/15, AMBAC Insured+ ..................       Aaa/NR             756,876
                  Utah County, Utah Municipal Building
                     Authority, Lease Revenue
       120,000       5.50%, 11/01/16, AMBAC Insured ...................       Aaa/NR             128,700
       240,000       5.50%, 11/01/17, AMBAC Insured ...................       Aaa/NR             255,600
                  Utah State Building Ownership Authority
     1,300,000       5.25%, 05/15/20, FSA Insured .....................       Aaa/AAA          1,317,875
                  Washington Co. - St. George, Utah Interlocal
                     Agency Revenue
     1,000,000       5.125%, 12/01/17, AMBAC Insured ..................       NR/AAA           1,026,250
                  Weber County, Utah Municipal Building
                     Lease Revenue
     1,500,000       5.75%, 12/15/19, MBIA Insured ....................       Aaa/AAA          1,597,500
                                                                                            ------------
                                                                                              11,983,301
                                                                                            ------------

                  TAX REVENUE (11.8%)
                  -----------------------------------------------------
                  Cache County Utah Sales Tax Revenue
       500,000       5.00%, 12/15/14 ..................................       NR/AAA             528,750
       500,000       5.00%, 12/15/19 ..................................       NR/AAA             504,375
                  Jordanelle, Utah Spl. Svc. Improvement District
       470,000       8.00%, 10/01/11 ..................................       NR/NR*             485,275
                  Salt Lake City, Utah Sales Tax Revenue
       490,000       5.25%, 02/01/12 ..................................       NR/AAA             533,487
       265,000       5.25%, 02/01/13 ..................................       NR/AAA             285,538
     1,320,000       5.25%, 02/01/15 ..................................       NR/AAA           1,404,150
       100,000       5.25%, 02/01/17 ..................................       NR/AAA             104,875


                  South Jordan, Utah Sales Tax
$      570,000       5.00%, 08/15/15, AMBAC Insured ...................       NR/AAA        $    598,500
                  Wasatch County Utah Sales Tax Revenue ++
       205,000       5.00%, 12/01/16 ..................................       NR/AAA             212,585
       210,000       5.00%, 12/01/17 ..................................       NR/AAA             216,004
       225,000       5.00%, 12/01/18 ..................................       NR/AAA             229,567
                  West Valley City, Utah Sales Tax Revenue
       800,000       5.50%, 07/15/17, MBIA Insured ....................       Aaa/AAA            851,000
     1,400,000       6.00%, 03/01/24 ..................................        NR/A-           1,431,500
                                                                                            ------------
                                                                                               7,385,606
                                                                                            ------------

                  TRANSPORTATION (3.8%)
                  -----------------------------------------------------
                  Salt Lake City, Utah Airport Revenue Series B
       875,000       5.875%, 12/01/12, FGIC Insured ...................       Aaa/AAA            925,313
       370,000       5.875%, 12/01/18, FGIC Insured ...................       Aaa/AAA            386,650
                  Utah Transit Auth Sales Tax & Trans. Rev.
     1,000,000       5.40%, 12/15/16, FSA Insured .....................       NR/AAA           1,047,500
                                                                                            ------------
                                                                                               2,359,463
                                                                                            ------------

                  UTILITY (8.7%)
                  -----------------------------------------------------
                  Intermountain Power Agency Utilities
                     Light & Power Service, Utah
       520,000       5.00%, 07/01/12, MBIA Insured ....................       Aaa/AAA            527,764
       375,000       5.00%, 07/01/12, MBIA Insured ....................       Aaa/AAA            375,191
     1,470,000       5.25%, 07/01/15, MBIA Insured ....................       Aaa/AAA          1,537,988
                  Murray City, Utah Utility Electric Revenue
       400,000       5.625%, 06/01/18, AMBAC Insured ..................       Aaa/NR             427,500
                  Salem, Utah Electric Revenue
       125,000       5.30%, 11/01/07 ..................................       NR/NR*             133,281
       130,000       5.35%, 11/01/08 ..................................       NR/NR*             138,287
       140,000       5.40%, 11/01/09 ..................................       NR/NR*             148,400
                  Southern Utah Valley Power System Revenue
       210,000       5.25%, 09/15/13, MBIA Insured ....................       NR/AAA             227,325
       225,000       5.25%, 09/15/14, MBIA Insured ....................       NR/AAA             241,312
       235,000       5.25%, 09/15/15, MBIA Insured ....................       NR/AAA             249,981
                  Springville, Utah Electric Revenue


$      550,000       5.60%, 03/01/09 ..................................       Baa1/NR       $    587,125
                  Utah Association Municipal Power Systems Revenue
       790,000       5.25%, 12/01/09 ..................................        NR/A              856,162
                                                                                            ------------
                                                                                               5,450,316
                                                                                            ------------

                  WATER AND SEWER (15.3%)
                  -----------------------------------------------------
                  Ashley Valley, Utah
       455,000       9.50%, 01/01/08, AMBAC Insured ...................       Aaa/AAA            531,781
                  Eagle Mountain, Utah Water and Sewer
       750,000       5.80%, 11/15/16, ACA Insured .....................        NR/A              791,250
                  Granger and Hunter Utah Imp. Dist. Wtr. & Swr.
       250,000       5.00%, 03/01/18, FSA Insured .....................       Aaa/NR             252,500
                  North Davis County Utah Sewer District
     1,330,000       5.375%, 03/01/18, AMBAC Insured ..................       Aaa/NR           1,393,175
                  Riverton, Utah Water Revenue
       100,000       5.35%, 09/01/15, FGIC Insured ....................       Aaa/NR             106,000
                  St. George, Utah Water Revenue
       300,000        5.375%, 06/01/16, AMBAC Insured .................       Aaa/AAA            306,894
                  Salt Lake City, Utah Metropolitan Water Revenue
       500,000       5.40%, 07/01/18, AMBAC Insured, Pre-refunded .....       Aaa/AAA            518,925
     1,200,000       5.375%, 07/01/24, AMBAC Insured, Pre-refunded ....       Aaa/AAA          1,324,500
       125,000       5.375%, 07/01/29, AMBAC Insured, Pre-refunded ....       Aaa/AAA            137,969
                  Salt Lake City, Utah Water And Sewer Revenue
       500,000       5.75%, 02/01/13, AMBAC Insured ...................       Aaa/AAA            533,750
                  Spanish Fork City Utah Water Revenue
       250,000       5.50%, 06/01/17, FSA Insured .....................       Aaa/NR             267,188
                  Utah Water Finance Agency Revenue
       100,000       5.00%, 06/01/14, MBIA Insured ....................       Aaa/AAA            103,250
       910,000       5.50%, 10/01/14, AMBAC Insured ...................       Aaa/AAA            973,700
       200,000       5.25%, 07/01/16, AMBAC Insured ...................       Aaa/NR             210,500
       310,000       5.00%, 10/01/17, AMBAC Insured ...................       Aaa/NR             317,362
       350,000       5.40%, 10/01/24, AMBAC Insured ...................       Aaa/AAA            355,250
       250,000       5.50%, 10/01/29, AMBAC Insured ...................       Aaa/AAA            255,000
                  Weber-Box Elder, Utah Conservation
                     District Water Revenue


$      200,000       6.45%, 11/01/14  Pre-refunded ....................        Baa3/NR      $    234,750
       200,000       6.50%, 11/01/19  Pre-refunded ....................        Baa3/NR           235,500
       335,000       6.90%, 11/01/20  Pre-refunded ....................        Baa3/NR           404,094
                  White City, Utah  Water Improvement
       300,000       5.90%, 02/01/22, AMBAC Insured ...................        Aaa/AAA           313,500
                                                                                            ------------
                                                                                               9,566,838
                                                                                            ------------
                     Total Revenue Bonds ..............................                       52,214,456
                                                                                            ------------

                      Total Investments  (cost $59,807,090**) .........        98.2%          61,556,699
                      Other assets less liabilities ...................         1.8            1,123,968
                                                                              ------        ------------
                      Net Assets ......................................       100.0%        $ 62,680,667
                                                                              ======        ============

      *     Any security not rated must be determined by the Investment Adviser to have sufficient quality to be ranked in the top four ratings if a credit rating were to be assigned by a rating service.
      **    See notes 2f and 4.
      +     This security is pledged as collateral for the Trust's when - issued commitments.
      ++    Security traded on a "when-issued" basis.

                    PORTFOLIO ABBREVIATIONS:
                 ACA   - ACA Financial Guaranty Corp.
                 AMBAC - American Municipal Bond Assurance Corp.
                 FGIC  - Financial Guaranty Insurance Co.
                 FSA   - Financial Security Assurance
                 MBIA  - Municipal Bond Investors Assurance Corp.

                             TAX-FREE FUND FOR UTAH
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

ASSETS
   Investments at value (cost $59,807,090) .................................................          $ 61,556,699
   Cash ....................................................................................               126,005
   Interest receivable .....................................................................               952,783
   Receivable for Fund shares sold .........................................................               413,713
   Receivable for investment securities sold ...............................................               405,000
   Due from Manager for reimbursement of expenses (note 3) .................................                 5,293
   Other Assets ............................................................................                 2,346
                                                                                                      ------------
   Total assets ............................................................................            63,461,839
                                                                                                      ------------
LIABILITIES
   Payable for investment securities purchased .............................................               657,768
   Dividends payable .......................................................................                56,450
   Distribution fees payable ...............................................................                34,653
   Payable for Fund shares redeemed ........................................................                 6,607
   Accrued expenses ........................................................................                25,694
                                                                                                      ------------
   Total liabilities .......................................................................               781,172
                                                                                                      ------------
NET ASSETS .................................................................................          $ 62,680,667
                                                                                                      ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ......          $     63,616
   Additional paid-in capital ..............................................................            63,578,317
   Net unrealized appreciation on investments (note 4) .....................................             1,749,609
   Accumulated net realized loss on investments ............................................            (2,670,758)
   Distributions in excess of net investment income ........................................               (40,117)
                                                                                                      ------------
                                                                                                      $ 62,680,667
                                                                                                      ============
CLASS A
   Net Assets ..............................................................................          $ 55,956,608
                                                                                                      ============
   Capital shares outstanding ..............................................................             5,678,801
                                                                                                      ============
   Net asset value and redemption price per share ..........................................          $       9.85
                                                                                                      ============
   Offering price per share (100/96 of $9.85 adjusted to nearest cent) .....................          $      10.26
                                                                                                      ============
CLASS C
   Net Assets ..............................................................................          $  6,693,566
                                                                                                      ============
   Capital shares outstanding ..............................................................               679,668
                                                                                                      ============
   Net asset value and offering price per share ............................................          $       9.85
                                                                                                      ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ...........................................          $       9.85*
                                                                                                      ============
CLASS Y
   Net Assets ..............................................................................          $     30,493
                                                                                                      ============
   Capital shares outstanding ..............................................................                 3,084
                                                                                                      ============
   Net asset value, offering and redemption price per share ................................          $       9.89
                                                                                                      ============

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
     Interest income ................................................                         $2,644,480

Expenses:
     Management fee (note 3) ........................................           $ 258,558
     Distribution and service fees (note 3) .........................             139,490
     Legal fees .....................................................              38,886
     Trustees' fees and expenses (note 9) ...........................              35,810
     Shareholders' reports and proxy statements .....................              31,263
     Audit and accounting fees ......................................              23,804
     Transfer and shareholder servicing agent fees ..................              21,464
     Custodian fees .................................................               9,744
     Registration fees and dues .....................................               6,447
     Miscellaneous ..................................................              16,707
                                                                                ---------
     Total expenses .................................................             582,173

     Management fee waived (note 3) .................................            (256,700)
     Reimbursement of expenses by Manager (note 3) ..................             (48,568)
     Expenses paid indirectly (note 7) ..............................             (29,304)
                                                                                ---------
     Net expenses ...................................................                            247,601
                                                                                              ----------
     Net investment income ..........................................                          2,396,879

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from securities transactions ..........             204,218
     Change in unrealized appreciation on investments ...............             869,002
                                                                                ---------

     Net realized and unrealized gain (loss) on investments .........                          1,073,220
                                                                                              ----------
     Net increase in net assets resulting from operations ...........                         $3,470,099
                                                                                              ==========

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED           YEAR ENDED
                                                                           JUNE 30, 2002       JUNE 30, 2001
                                                                           -------------       -------------
OPERATIONS:
   Net investment income .......................................            $  2,396,879       $  1,755,870
   Net realized gain (loss) from securities transactions .......                 204,218           (451,219)
   Change in unrealized appreciation on investments ............                 869,002          1,619,665
                                                                            ------------       ------------
      Change in net assets from operations .....................               3,470,099          2,924,316
                                                                            ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income .......................................              (2,313,148)        (1,762,985)

   Class C Shares:
   Net investment income .......................................                (179,895)           (50,724)

   Class Y Shares:
   Net investment income .......................................                  (1,405)               (14)
                                                                            ------------       ------------
      Change in net assets from distributions ..................              (2,494,448)        (1,813,723)
                                                                            ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ...................................              33,014,783          4,448,499
   Reinvested dividends and distributions ......................               1,280,612            912,724
   Cost of shares redeemed .....................................              (8,790,503)        (5,478,718)
                                                                            ------------       ------------
      Change in net assets from capital share transactions .....              25,504,892           (117,495)
                                                                            ------------       ------------

      Change in net assets .....................................              26,480,543            993,098

NET ASSETS:
   Beginning of period .........................................              36,200,124         35,207,026
                                                                            ------------       ------------

   End of period ...............................................            $ 62,680,667       $ 36,200,124
                                                                            ============       ============

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund For Utah (the "Fund"), a non-diversified, open-end investment company, was organized on December 12, 1990 as a Massachusetts business trust and commenced operations on July 24, 1992. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 21, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2002, there were no Class I shares outstanding. All classes of shares, represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective July 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ending June 30, 2002, interest income increased by $1,864, and the change in net unrealized appreciation of investments decreased by $1,864. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $14,470 to reflect the cumulative effect of this change up to the date of adoption. For the year ended June 30, 2002, the new accounting pronouncement did not have a material impact on the financial highlights of the Fund.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Investment Adviser for the Fund under an Advisory and Administration Agreement with the Fund since August 1, 2001. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

     For the period July 1, 2001 to July 31, 2001, Zions First National Bank (the "Sub-Adviser") served as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provided, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranged for the purchases and sales of portfolio securities, and provided for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser was entitled to receive a fee from the Manager which was payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets for the month of July 2001.

     For the year ended June 30, 2002, the Fund incurred management fees of $258,558 of which $256,700 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $48,568. Of this amount, $43,275 was paid prior to June 30, 2002 and the balance of $5,293 was paid in early July 2002.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.20% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2002 service fees on Class A Shares amounted to $94,336, of which the Distributor received $2,694.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2002, amounted to $33,866. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2002 amounted to $11,288. The total of these payments with respect to Class C Shares amounted to $45,154, of which the Distributor received $17,179.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Utah, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2002, total commissions on sales of Class A Shares amounted to $290,990, of which the Distributor received $23,394.

c) OTHER RELATED PARTY TRANSACTIONS:

     For the year ended June 30, 2002, the Fund accrued legal fees of $38,886 of which $38,793 were allocable to Hollyer Brady Smith & Hines LLP counsel to the Fund for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Smith & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2002,  purchases of securities  and proceeds
from  the  sales  of  securities   aggregated   $39,254,908   and   $13,954,480,
respectively.

     At June 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $59,790,801 amounted to $1,808,676 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $42,778, for a net unrealized appreciation of $1,765,898.

     At June 30, 2002, the Fund has a capital loss carryover of $2,670,713 of which $211,315 expires on June 30, 2008 and $2,459,398 expires on June 30, 2009. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable that the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers' ability to meet their obligations.

     The Fund is also permitted to invest in tax-free municipal obligations of issuers in other states and U.S. territories meeting comparable quality standards and providing income which is exempt from both regular Federal and Utah income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Utah issuers are not available in the market. At June 30, 2002, the Fund had 1% of its net assets invested in 1 such municipal issue.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund credited distributions in excess of net investment income in the amount of $73,574 and debited additional paid in capital in the amount of $73,574 at June 30, 2002. This adjustment had no impact on the Fund's aggregate net assets at June 30, 2002. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

     The tax character of distributions paid by the Fund during its fiscal years ended June 30, 2002 and 2001 is as follows:

      Distributions paid from

                                                   Year Ended June 30,
                                                  2002              2001
                                               ----------       ----------
      Net tax-exempt income                    $2,418,521       $1,748,924
      Ordinary Income                              75,927           64,799
                                               ----------       ----------
                                               $2,494,448       $1,813,723
                                               ==========       ==========

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                        YEAR ENDED                     YEAR ENDED
                                                      JUNE 30, 2002                   JUNE 30, 2001
                                               ----------------------------      --------     -----------
                                                  SHARES          AMOUNT          SHARES         AMOUNT
                                                  ------          ------          ------         ------
CLASS A SHARES:
    Proceeds from shares sold ............      2,863,782      $ 27,941,204       359,036     $ 3,449,565
    Reinvested distributions .............        121,762         1,185,746        91,855         880,716
    Cost of shares redeemed ..............       (863,821)       (8,393,387)     (547,686)     (5,257,047)
                                               ----------      ------------      --------     -----------
       Net change ........................      2,121,723        20,733,563       (96,795)       (926,766)
                                               ----------      ------------      --------     -----------

CLASS C SHARES:
    Proceeds from shares sold ............        516,778         5,048,579       103,261         993,933
    Reinvested distributions .............          9,685            94,203         3,337          32,002
    Cost of shares redeemed ..............        (41,134)         (396,459)      (23,139)       (221,671)
                                               ----------      ------------      --------     -----------
       Net change ........................        485,329         4,746,323        83,459         804,264
                                               ----------      ------------      --------     -----------

CLASS Y SHARES:
    Proceeds from shares sold ............          2,567            25,253           515           5,001
    Reinvested distributions .............             55               410             1               6
    Cost of shares redeemed ..............            (67)             (657)           --              --
                                               ----------      ------------      --------     -----------
       Net change ........................          2,555            25,006           516           5,007
                                               ----------      ------------      --------     -----------
Total transactions in Fund
    shares ...............................      2,609,607      $ 25,504,892       (12,820)    $  (117,495)
                                               ==========      ============      ========     ===========

9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were six trustees, two of whom were affiliated with the Manager and are not paid any trustee fees. Trustee's fees paid during the year were at the annual rate of $3,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting of Shareholders. For the fiscal year ended June 30, 2002 such reimbursements averaged approximately $3,000 per Trustee.

10. SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

                             TAX-FREE FUND FOR UTAH
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class A
                                                          -------------------------------------------------------

                                                                            Year Ended June 30,
                                                          -------------------------------------------------------
                                                            2002        2001        2000        1999        1998
                                                          -------     -------     -------     -------     -------
Net asset value, beginning of period ..............        $9.65       $9.35       $9.88      $10.24      $9.94
                                                          -------     -------     -------     -------     -------
Income (loss) from investment operations:
   Net investment income + ........................         0.46        0.48        0.48        0.49        0.52
   Net gain (loss) on securities (both realized
      and unrealized) .............................         0.22        0.32       (0.44)      (0.36)       0.30
                                                          -------     -------     -------     -------     -------
   Total from investment operations ...............         0.68        0.80        0.04        0.13        0.82
                                                          -------     -------     -------     -------     -------
Less distributions (note 6):
   Dividends from net investment income ...........       (0.48)      (0.50)      (0.51)      (0.49)      (0.52)
   Distributions from capital gains ...............          --          --       (0.06)         --          --
                                                          -------     -------     -------     -------     -------
   Total distributions ............................       (0.48)      (0.50)      (0.57)      (0.49)      (0.52)
                                                          -------     -------     -------     -------     -------
Net asset value, end of period ....................        $9.85       $9.65       $9.35       $9.88      $10.24
                                                          =======     =======     =======     =======     =======

Total return (not reflecting sales charge) ........        7.22%       8.72%       0.57%       1.19%       8.41%

Ratios/supplemental data
   Net assets, end of period (in thousands) .......       $55,957     $34,321     $34,171     $47,251     $29,013
   Ratio of expenses to average net assets ........        0.46%       0.48%       0.42%       0.45%       0.34%
   Ratio of net investment income to average
      net assets ..................................         4.65%       4.95%       5.06%       4.57%       5.06%
   Portfolio turnover rate ........................        27.42%      44.17%      48.99%      87.49%      11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ........        1.00%       1.11%       1.11%       1.04%       1.30%
   Ratio of net investment income to average
      net assets ..................................        4.11%       4.32%       4.37%       3.98%       4.10%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ........        0.40%       0.39%       0.39%       0.38%       0.33%

----------
+ Per share amounts have been calculated using the monthly average shares method.

Note: Effective July 16, 1998, Zions First National Bank became the Fund's
      Investment Sub-Adviser replacing First Security Investment Management, Inc. Effective August 1, 2001, Aquila Management Corporation became the Fund's Investment Adviser replacing Zions First National Bank which was the sub-adviser.

                See accompanying notes to financial statements.

                             TAX-FREE FUND FOR UTAH
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  Class C
                                                          ------------------------------------------------------
                                                                             Year Ended June 30,
                                                          ------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                          ------      ------      ------      ------      ------
Net asset value, beginning of period ..............        $9.64       $9.35       $9.87      $10.23      $9.94
                                                          ------      ------      ------      ------      ------
Income (loss) from investment operations:
   Net investment income + ........................        0.37        0.38        0.38        0.38        0.41
   Net gain (loss) on securities (both
      realized and unrealized) ....................        0.23        0.31       (0.42)      (0.35)       0.29
                                                          ------      ------      ------      ------      ------
Total from investment operations ..................        0.60        0.69       (0.04)       0.03        0.70
                                                          ------      ------      ------      ------      ------
Less distributions (note 6):
   Dividends from net investment income ...........        (0.39)     (0.40)      (0.42)      (0.39)      (0.41)
   Distributions from capital gains ...............          --         --        (0.06)        --          --
                                                          ------      ------      ------      ------      ------
   Total distributions ............................        (0.39)     (0.40)      (0.48)      (0.39)      (0.41)
                                                          ------      ------      ------      ------      ------
Net asset value, end of period ....................        $9.85       $9.64       $9.35       $9.87      $10.23
                                                          ======      ======      ======      ======      ======
Total return (not reflecting sales charge) ........        6.36%       7.52%      (0.33)%      0.18%       7.20%
Ratios/supplemental data
   Net assets, end of period (in thousands) .......       $6,694      $1,874      $1,036      $1,667      $1,476
   Ratio of expenses to average net assets ........        1.34%       1.47%       1.43%       1.45%       1.36%
   Ratio of net investment income to
            average net assets ....................        3.72%       3.93%       4.07%       3.57%       3.94%
   Portfolio turnover rate ........................       27.42%      44.17%      48.99%      87.49%      11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ........        1.78%       1.89%       1.91%       1.85%       2.08%
   Ratio of net investment income to
            average net assets ....................        3.28%       3.51%       3.58%       3.17%       3.22%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ........        1.28%       1.39%       1.39%       1.37%       1.35%

                                                                                  Class Y
                                                          ------------------------------------------------------
                                                                            Year Ended June 30,
                                                          ------------------------------------------------------
                                                           2002        2001        2000        1999        1998
                                                          ------      ------      ------      ------      ------
Net asset value, beginning of period ..............        $9.68       $9.36       $9.88      $10.24      $ 9.94
                                                          ------      ------      ------      ------      ------
Income (loss) from investment operations:
   Net investment income + ........................        0.50        0.49        0.45        0.45        0.53
   Net gain (loss) on securities (both
      realized and unrealized) ....................        0.20        0.34       (0.38)      (0.32)       0.30
                                                          ------      ------      ------      ------      ------
Total from investment operations ..................        0.70        0.83        0.07        0.13        0.83
                                                          ------      ------      ------      ------      ------
Less distributions (note 6):
   Dividends from net investment income ...........       (0.49)      (0.51)      (0.53)      (0.49)      (0.53)
   Distributions from capital gains ...............         --          --        (0.06)         --          --
                                                          ------      ------      ------      ------      ------
   Total distributions ............................       (0.49)      (0.51)      (0.59)      (0.49)      (0.53)
                                                          ------      ------      ------      ------      ------
Net asset value, end of period ....................        $9.89       $9.68       $9.36       $9.88      $10.24
                                                          ======      ======      ======      ======      ======

Total return (not reflecting sales charge) ........        7.41%       9.05%       0.86%       1.19%       8.52%

Ratios/supplemental data
   Net assets, end of period (in thousands) .......        $30         $5          $0.1         $5        $1,988
   Ratio of expenses to average net assets ........        0.36%       0.42%       0.42%       0.43%       0.37%
   Ratio of net investment income to
      average net assets ..........................        4.75%       4.83%       4.88%       4.45%       5.02%
   Portfolio turnover rate ........................       27.42%      44.17%      48.99%      87.49%      11.31%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets ........        0.80%       0.64%       0.86%       0.96%       1.10%
   Ratio of net investment income to
      average net assets ..........................        4.31%       4.62%       4.43%       3.92%       4.29%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

         Ratio of expenses to average net assets           0.30%       0.36%       0.39%       0.34%       0.36%

----------
+ Per share amounts have been calculated using the monthly average shares method.

Note: Effective July 16, 1998, Zions First National Bank became the Fund's
      Investment Sub-Adviser replacing First Security Investment Management, Inc. Effective August 1, 2001, Aquila Management Corporation became the Fund's Investment Adviser replacing Zions First National Bank which was the sub-adviser.

                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                               NUMBER OF
                         POSITIONS                                                             PORTFOLIOS
                         HELD WITH                                                               IN FUND
NAME,                    FUND AND              PRINCIPAL                                        COMPLEX     OTHER
ADDRESS(2)               LENGTH OF             OCCUPATION(S)                                    OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH        SERVICE(3)            DURING PAST 5 YEARS                             BY TRUSTEE   HELD BY TRUSTEE
-----------------        ----------            -------------------                             ----------   ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann         Chairman of the       Founder and Chairman of the Board, Aquila            14      Director or trustee, OCC
New York, NY             Board of Trustees     Management Corporation, the sponsoring                       Cash Reserves, Inc., OCC
(05/12/29)               since 1992            organization and Manager or Administrator                    Accumulation Trust,
                                               and/or Adviser or Sub-Adviser to each of the                 Oppenheimer Quest
                                               Aquila(sm) Group of Funds(5) and Founder,                    Value Funds Group,
                                               Chairman of the Board of Trustees and                        Oppenheimer Small Cap
                                               (currently or until 1998) President of each                  Value Fund, Oppenheimer
                                               since its establishment, beginning in 1984;                  Midcap Fund, and
                                               Director of the Distributor since 1981 and                   Oppenheimer Rochester
                                               formerly Vice President or Secretary, 1981-                  Group of Funds.
                                               1998; President and a Director, STCM
                                               Management Company, Inc., sponsor and
                                               investment adviser to Capital Cash
                                               Management Trust and Capital Cash U.S.
                                               Government Securities Trust, since 1973;
                                               Trustee Emeritus, Brown University and
                                               active in university, school and charitable
                                               organizations.

Diana P. Herrmann        Trustee since 1997    President and Chief Operating Officer of the         9       None
New York, NY             and President         Manager since 1997, a Director since 1984,
(02/25/58)               since 1998            Secretary since 1986 and previously its
                                               Executive Vice President, Senior Vice
                                               President or Vice President, 1986-1997;
                                               President, Senior Vice President or
                                               Executive Vice President of the Aquila(sm)
                                               Group of Funds since 1986; Director of the
                                               Distributor since 1997; trustee, Reserve
                                               Money-Market Funds, 1999-2000 and Reserve
                                               Private Equity Series, 1998-2000; active in
                                               mutual fund and trade organizations and in
                                               charitable and volunteer organizations.

NON-INTERESTED TRUSTEES
Gary C. Cornia           Trustee since         President, the National Tax Association;             2       None
Orem, UT                 1993                  Professor and Chair of the Executive Committee,
(06/24/48)                                     the International Center for Land Policy Studies
                                               and Training Institute, Taipei, Taiwan;
                                               formerly Associate Dean, Marriott School of
                                               Management, Brigham Young University,
                                               1991-2000; Chair, Utah Governor's Tax Review
                                               Committee since 1993; Faculty Associate, the
                                               Land Reform Training Institute, Taipei,
                                               Taiwan and The Lincoln Institute of Land
                                               Policy, Cambridge, Massachusetts.


William L. Ensign        Trustee since         Planning and Architectural Consultant; Acting        2       None
Annapolis, MD            1991                  Architect, United States Capitol 1995-1997;
(12/14/28)                                     formerly Assistant Architect; former trustee
                                               of various cultural organizations.

Anne J. Mills            Trustee since         President, Loring Consulting Company                 6       None
Castle Rock, CO          1994                  since 2001; Vice President for Business
(12/23/38)                                     Affairs, Ottawa University, 1992-2001; IBM
                                               Corporation, 1965-1991; Budget Review Officer,
                                               the American Baptist Churches/USA, 1994-1997;
                                               director, the American Baptist Foundation
                                               since 1985 and formerly trustee, Brown
                                               University.

OFFICERS

Jerry G. McGrew          Senior Vice           President of the Distributor since 1998,             N/A     N/A
New York, NY             President since       Registered Principal since 1993, Senior Vice
(06/18/44)               1997                  President, 1997-1998 and Vice President,
                                               1993-1997; Senior Vice President, Aquila Rocky
                                               Mountain Equity Fund and four Aquila Bond
                                               Funds and Vice President, Churchill Cash
                                               Reserves Trust, 1995-2001.

Kimball L. Young         Senior Vice           Co-portfolio manager, Tax-Free Fund For              N/A     N/A
Salt Lake City, UT       President since       Utah since 2001; Co-founder, Lewis Young
(08/07/46)               1998                  Robertson & Burningham, Inc., a NASD
                                               licensed broker/dealer providing public
                                               finance services to Utah local governments,
                                               1995- 2001; Senior Vice President of four
                                               Aquila Bond and Equity Funds; formerly Senior
                                               Vice President-Public Finance, Kemper
                                               Securities Inc., Salt Lake City, Utah.

Thomas S. Albright       Vice President        Vice President and Co-portfolio manager,             N/A     N/A
Louisville, KY           since 2001            Tax-Free Fund For Utah since 2001; Senior
(07/26/52)                                     Vice President and Portfolio Manager, Churchill
                                               Tax-Free Fund of Kentucky since July 2000;
                                               Vice President and Portfolio Manager, Banc
                                               One Investment Advisors, Inc., 1994-2000.

Stephen J. Caridi        Assistant Vice        Vice President of the Distributor since 1995;        N/A     N/A
New York, NY             President since       Vice President, Hawaiian Tax-Free Trust since      Salt Lake
(05/06/61)               1993                  1998; Senior Vice President, Narragansett          City, UT
                                               Insured Tax-Free Income Fund since 1998, Vice
                                               President 1996-1997; Assistant Vice President,
                                               Tax-Free Fund For Utah since 1993.


Mary Kayleen Willis      Assistant Vice        Assistant Vice President of Tax-Free Fund For        N/A     N/A
Salt Lake City, UT       President since       Utah since January, 2002, various securities
(06/11/63)               2002                  positions: Paine Webber, Inc., Salt Lake City,
                                               2002-2001, Dean Witter Reynolds, Inc., Salt
                                               Lake City, 1996-1998.

Rose F. Marotta          Chief Financial       Chief Financial Officer of the Aquila(sm)            N/A     N/A
New York, NY             Officer since         Group of Funds since 1991 and Treasurer,
(05/08/24)               1991                  1981-1991; Treasurer and director, STCM
                                               Management Company, Inc., since 1974;
                                               Treasurer of the Manager since 1984 and
                                               the Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer since       Treasurer of the Aquila(sm) Group of Funds and       N/A     N/A
New York, NY             2000                  the Distributor since 2000; Controller, Van
(11/06/56)                                     Eck Global Funds, 1993-2000.

Edward M. W. Hines       Secretary since       Partner, Hollyer Brady Smith & Hines LLP,            N/A     N/A
New York, NY             1990                  legal counsel to the Fund, since 1989; Secretary
(12/16/39)                                     of the Aquila(sm) Group of Funds.

Robert W. Anderson       Assistant Secretary   Compliance Officer of the Manager since              N/A     N/A
New York, NY             since 2000            1998 and Assistant Secretary of the Aquila(sm)
(08/23/40)                                     Group of Funds since 2000; Consultant,
                                               The Wadsworth Group, 1995-1998.

John M. Herndon          Assistant Secretary   Assistant Secretary of the Aquila(sm) Group of       N/A     N/A
New York, NY             since 1995            Funds since 1995 and Vice President of the
(12/17/39)                                     five Aquila Money-Market Funds since 1990;
                                               Vice President of the Manager since 1990.

Lori A. Vindigni         Assistant Treasurer   Assistant Treasurer of the Aquila(sm) Group of       N/A     N/A
New York, NY             since 2000            Funds since 2000; Assistant Vice President of
(11/02/66)                                     the Manager since 1998; Fund Accountant
                                               for the Aquila(sm) Group of Funds, 1995-1998.

-----------

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund For Utah, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2002, $2,418,521 of dividends paid by Tax-Free Fund For Utah, constituting 96.92% of total dividends paid during the fiscal year ending June 30, 2002, were exempt-interest dividends, and the balance was ordinary dividend income.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.